SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                November 7, 2001
                                ----------------


                     RESOLUTION PERFORMANCE PRODUCTS, LLC
                     ------------------------------------
           (Exact name of registrant as specified in its charter)


          Delaware                   333-57170                   76-0607613
          ---------                  ---------                   ----------
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                          RPP CAPITAL CORPORATION
                          -----------------------
          (Exact name of registrant as specified in its charter)

          Delaware                  333-57170-01                76-0660306
          ---------                 -----------                 ----------
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
        of Incorporation)                                    Identification No.)



                        1600 Smith Street, Suite 2416
                            Houston, Texas 77002
                       (Address of principal executive
                          offices including Zip Code)


                                (888) 949-2502
                                --------------
                         (Registrant's telephone number,
                                including area code)

                                      N.A.
                    ------------------------------------
       (Former name or former address, if changed since last report)

Item 5.           Other Events.


                  On November 7, 2001, Resolution Performance Products LLC (the "Company") announced its intention to offer, together with RPP Capital Corporation, its wholly-owned subsidiary ("RPP Capital"), up to $75 million aggregate principal amount of 13 1/2% Senior Subordinated Notes Due 2010 (the "Notes"). The Notes, together with the $200 million aggregate principal amount of Notes which were originally issued on November 14, 2000, will be treated as a single class of securities under the Indenture dated as of November 14, 2000 among the Company, RPP Capital and United States Trust Company of New York, as trustee. The offering of the Notes will not be registered under the Securities Act of 1933, as amended, and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The net proceeds from the offering of the Notes are intended to be used to repay borrowings under the Credit Agreement (the "Credit Agreement") dated as of November 14, 2000 among the Company, RPP Capital, Resolution Performance Products Inc. ("RPP Inc."), Resolution Nederland B.V. ("Resolution Nederland" and, together with the Company, RPP Capital and RPP Inc., the "Borrowers") and the various lenders party thereto.

                  On November 5, 2001, the Company and the other Borrowers entered into the First Amendment to the Credit Agreement (the "Credit Agreement Amendment"). The Credit Agreement Amendment, among other things, (i) permits the Borrowers to issue the Notes so long as they use the net proceeds from the offering of the Notes to prepay a portion of the term loans outstanding under the Credit Agreement and (ii) will amend the financial covenants for future periods, upon and subject to the issuance of $70 million aggregate principal amount of the Notes. At September 30, 2001, the Company was in compliance with each of the financial covenants under the credit agreement, without giving effect to the Credit Agreement Amendment.

                  On November 7, 2001, the Company announced its preliminary financial results for the third quarter ended September 30, 2001.

                  These events are the subject of press releases issued by the Company on November 7, 2001, copies of which are attached hereto as Exhibits
99.1 and 99.2 and are incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements: Not applicable

         (b)  Pro Forma Financial Information:  Not applicable

         (c)  Exhibits





Exhibit No.    Document

10.1           First Amendment to the Credit Agreement dated November 6, 2001.

99.1 Press Release dated November 7, 2001 announcing intention to offer $75 million additional Senior Subordinated Notes.

99.2 Press Release dated November 7, 2001 announcing preliminary third quarter results meet expectations of $38 MM EBITDA.

                                   SIGNATURES
                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESOLUTION PERFORMANCE PRODUCTS LLC
                                          (Registrant)
Dated:       November 7, 2001             By:     /s/ J. Travis Spoede
                                                  -------------------------
                                          Name:    J. Travis Spoede
                                          Title:   Executive Vice President and
                                                   Chief Financial Officer